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                                                                    EXHIBIT 99.3

FOR IMMEDIATE RELEASE

   ULTIMATE SOFTWARE ANNOUNCES DEFINITIVE AGREEMENT TO SELL $14.3 MILLION OF
                       COMMON STOCK IN PRIVATE PLACEMENT

Weston, FL, May 12, 2004 -- Ultimate Software (Nasdaq: ULTI), a leading provider of Web-based payroll and workforce management solutions, announced today that it has entered into a definitive agreement to sell 1,398,182 newly issued shares of its common stock to three institutional investors in a private placement for gross proceeds of approximately $15.4 million. The shares will be sold at $11.00 per share. After deducting commissions and expenses, the Company will receive approximately $14.3 million. The Company intends to use the proceeds for general corporate purposes, including working capital and funding the Company's transition from a license model to a business model with a higher percentage of recurring revenues. The closing is subject to standard conditions.

         The offering of the shares of common stock was not registered under the Securities Act of 1933 and such shares may not be subsequently offered or sold by the investors in the United States absent registration or an applicable exemption from the registration requirements. Ultimate Software has agreed to file a registration statement covering resales of the common stock by investors.

         This news release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation, or sale of any securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

                           FORWARD-LOOKING STATEMENTS

Certain statements in this press release are forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in the Company's quarterly operating results, concentration of the Company's product offerings, development risks involved with new products and technologies, competition, the Company's relationships with third parties, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in the Company's

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filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

                             ABOUT ULTIMATE SOFTWARE

Ultimate Software, a leading provider of Web-based payroll and workforce management solutions, markets award-winning UltiPro as licensed software, as a hosted application through Intersourcing, and as a co-branded offering to Business Service Providers (BSPs) under the "Powered by UltiPro" brand. The Company employs 430 professionals who are united in their commitment to developing trendsetting solutions and delivering quality service. Ultimate Software customers represent diverse industries and include such organizations as Benihana Restaurants, The Container Store, Elizabeth Arden, The Florida Marlins Baseball Team, The New York Yankees Baseball Team, Omni Hotels, Ruth's Chris Steak House, SkyWest Airlines, and Trammell Crow Residential. More information on Ultimate Software's products and services can be found at WWW.ULTIMATESOFTWARE.COM.

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ULTIPRO AND INTERSOURCING ARE REGISTERED TRADEMARKS OF THE ULTIMATE SOFTWARE
GROUP, INC. ALL OTHER TRADEMARKS REFERENCED ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS.

CONTACT: Mitchell K. Dauerman
         Chief Financial Officer and Investor Relations
         Phone: 954-331-7369
         E-mail: IR@ultimatesoftware.com